EXHIBIT 10.49

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

      This FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of May 2, 2005 (this “Amendment”), by and among CERES GROUP, INC., a Delaware corporation (the “Borrower”), CERES ADMINISTRATORS, LLC, a Delaware limited liability company, CERES HEALTH CARE, INC., a Delaware corporation, CONTINENTAL GENERAL CORPORATION, a Nebraska corporation, and WESTERN RESERVE ADMINISTRATIVE SERVICES, INC., an Ohio corporation (collectively, the “Subsidiary Guarantors”), NATIONAL CITY BANK, in its capacity as successor in interest to The CIT Group/Equipment Financing, Inc. (“CIT Group”) as a lender, in its capacity on its own behalf as a lender, and in its capacity as agent under the Credit Agreement (defined below) (in all such capacities, the “Lender”).

W I T N E S S E T H :

      WHEREAS, the Borrower, the Subsidiary Guarantors, the National City Bank and CIT Group entered into that certain Credit and Security Agreement, dated December 23, 2003 (the “Credit Agreement”), pursuant to which the Borrower has issued (1) to Lender that certain Term Loan A Note, in the principal amount of $4,000,000 and (2) to CIT Group that certain Term Loan B Note in the principal amount of $9,000,000 (the “CIT Note”); and

      WHEREAS, CIT Group has assigned to Lender all of the rights of CIT Group under, and Lender has assumed all of obligations of CIT Group under, the Credit Agreement and Loan Documents (as defined in the Credit Agreement), including without limitation, the CIT Note; and

      WHEREAS, Section 7.3(f)(D) of the Credit Agreement currently prohibits certain redemptions of capital stock of the Borrower and the Subsidiaries in excess of $2,000,000 in any calendar year; and

      WHEREAS, the Borrower has requested the Lender to permit the Borrower to redeem up to $10,000,000 of its currently outstanding capital stock;

      WHEREAS, the Lender has agreed to permit such redemption on the terms and conditions set forth herein; and

      WHEREAS, the Borrower, the Subsidiary Guarantors and the Lender desire to modify the Credit Agreement as provided herein.

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth herein, the parties agree as follows:

Section 1. AMENDMENTS.

      1.1 The definition in Annex I to the Credit Agreement of the term “Term Loan Maturity Date” is hereby deleted in its entirety and the following inserted in lieu thereof:

1 of 5

“Term Loan Maturity Date” means March 1, 2007, in the case of Term Loan A, and March 1, 2008, in the case of Term Loan B.

      1.2 Section 2.1(c)(ii) of the Credit Agreement regarding repayment of Term Loan B is hereby deleted in its entirety and the following inserted in lieu thereof:

"(ii) From the date hereof, Term Loan B shall be repaid in seventeen (17) quarterly installments, commencing March 1, 2004, and continuing on the first Business Day of each succeeding June, September, December and March thereafter. From March 1, 2004 through December 1, 2004, each payment shall be in the principal amount of Three Hundred Twelve Thousand Five Hundred Dollars ($312,500). On March 1, 2005, the payment shall be in the principal amount of Three Hundred Seventy Five Thousand Dollars ($375,000). From June 1, 2005 through March 1, 2006, each payment shall be in the principal amount of Six Hundred Eighty Seven Thousand Five Hundred Dollars ($687,500). From June 1, 2006 through December 1, 2006, each payment shall be in the principal amount of Three Hundred Seventy Five Thousand Dollars ($375,000). From March 1, 2007 through December 1, 2007, each payment shall be in the principal amount of Five Hundred Sixty Two Thousand Five Hundred Dollars ($562,500), with any remaining principal balance payable in full on March 1, 2008.”

      1.3 Section 7.3(f) of the Credit Agreement entitled “Dividends; Management Fee” is hereby amended by inserting the following sentence at the end of such section:

“Notwithstanding anything to the contrary set forth in Section 7.3(f)(D), on and after May 2, 2005, the Borrower shall be permitted to pay consideration of up to an aggregate amount of $10,000,000 to redeem or otherwise purchase shares of its outstanding Capital Stock; provided that, if at any time after May 2, 2005 the Borrower has paid consideration in an aggregate amount of $10,000,000 for the redemption or other purchase of shares of its Capital Stock, then all future redemptions and other purchases of its Capital Stock shall be subject to the provisions set forth in Section 7.3(f)(D); provided further, that if during any calendar year the Borrower has paid consideration pursuant to the provisions of this sentence in an aggregate amount which is less than $2,000,000, then the amount of consideration paid during such calendar year shall be included when calculating the permitted redemptions under Section 7.3(f)(D) for the current calendar year; provided further, that if during any calendar year the Borrower has paid consideration pursuant to the provisions of this sentence in an aggregate amount which is equal to or greater than $2,000,000, then neither the Borrower nor any of its Subsidiaries shall be permitted to make any further redemptions during such calendar year.”

      1.4 Section 7.4(a) of the Credit Agreement entitled “Minimum Consolidated Fixed Charge Coverage Ratio” is hereby deleted in its entirety and the following inserted in lieu thereof:

      "(a) Minimum Consolidated Fixed Charge Coverage Ratio.

2 of 5

The Borrower shall not permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter to be less than 1.50 to 1.00, in each case, for the Testing Period ending as of such fiscal quarter end.”

Section 2. REPRESENTATIONS AND WARRANTIES.

      To induce the Lender to enter into this Amendment, each of the Borrower and the Subsidiary Guarantors hereby represents and warrants to the Lender that, on the date hereof and after giving effect to this Amendment: (a) the Borrower and the Subsidiary Guarantors have the power and authority, and the legal right, to make, deliver and perform under this Amendment, and have taken all necessary action to authorize the execution, delivery and performance of this Amendment; (b) this Amendment has been duly executed and delivered on behalf of the Borrower and the Subsidiary Guarantors; (c) no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment; (d) this Amendment constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors enforceable against them in accordance with its terms, subject to the qualification that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equity principles (whether such enforcement is sought by proceedings in law or equity); (e) no Event of Default or Default has occurred and is continuing on the date hereof; and (f) the representations and warranties set forth in the Loan Documents are true, correct and complete in all material respects on the date of this Amendment to the same extent as though made on and as of such date, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Disclosure Schedule made after the Closing Date and prior to the date of this Amendment. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

Section 3. CONDITIONS PRECEDENT.

      The effectiveness of this Amendment is subject to the conditions precedent that the Lender shall have received: (a) a fully executed copy of this Amendment; (b) from the Borrower, a fee in the amount of Forty Thousand and No/100 Dollars ($40,000); and (c) from the Borrower and each Subsidiary Guarantor, an officer certificate in a form reasonably satisfactory to the Lender.

Section 4. MISCELLANEOUS.

      4.1 All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

      4.2 Except as expressly amended by this Amendment, all terms and conditions of the Credit Agreement shall remain in full force and effect.

3 of 5

      4.3 This Amendment may be executed in any number of counterparts each of which shall be regarded as an original and all of which taken together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

CERES GROUP, INC.
By:	/s/ David I. Vickers
Title: EVP and CFO

NATIONAL CITY BANK, as Agent and as Lender and successor in interest to The CIT Group/Equipment Financing, Inc.
By:	/s/ Michael Kelley
Title: SVP

CERES ADMINISTRATORS, LLC
By:	/s/ David I. Vickers
Title: CFO

CERES HEALTH CARE, INC.
By:	/s/ David I. Vickers
Title: CFO

CONTINENTAL GENERAL CORPORATION
By:	/s/ David I. Vickers
Title: CFO

4 of 5

WESTERN RESERVE ADMINISTRATIVE SERVICES, INC.
By:	/s/ David I. Vickers
Title: CFO

5 of 5